SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
[x]  Definitive Proxy Statement                    by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                       Mountain National Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                       MOUNTAIN NATIONAL BANCSHARES, INC.

                                  April 8, 2004

Dear Shareholder:

      On behalf of the Board of Directors and Management of Mountain National Bancshares, Inc., I cordially invite you to the Annual Meeting of Shareholders to be held on Tuesday, May 11, 2004, at 5:00 p.m. local time at the Company's main office at 300 E. Main, Sevierville, Tennessee 37862 for the following purposes:

      1) Elect Directors. To elect as directors of the Company twelve individuals to serve until the Company's 2005 Annual Shareholder Meeting.

      2) Appointment of Outside Auditing Firm. To approve the appointment of the Company's outside auditing firm.

      3) Other Business. To transact such other or further business as may properly come before the Shareholders Meeting and any adjournment or postponement thereof.

      The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors and other information concerning the Annual Meeting.

      A form of proxy is enclosed, and you are urged to complete, sign and return it to Mountain National Bancshares, Inc. as soon as possible in the enclosed, postage prepaid envelope. If you attend the Annual Meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Secretary of Mountain National Bancshares, Inc. prior to or at the time of the Annual Meeting.

      Your continued support of the Company is very important. I look forward to welcoming you at the meeting. Sincerely,

                                           Dwight B. Grizzell
                                           President and Chief Executive Officer

                       MOUNTAIN NATIONAL BANCSHARES, INC.
                               300 E. MAIN STREET
                          SEVIERVILLE, TENNESSEE 37862


                   -------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 11, 2004
                   -------------------------------------------


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Mountain National Bancshares, Inc., a Tennessee corporation (the "Company"), will be held on Tuesday, May 11, 2004, at 5:00 p.m., local time, at the Company's main office located at 300 E. Main Street, Sevierville, Tennessee 37862 for the following purposes:

      1) Elect Directors. To elect as directors of the Company twelve individuals to serve until the Company's 2005 Annual Shareholder Meeting.

      2) Appointment of Outside Auditing Firm. To approve the appointment of the Company's outside auditing firm.

      3) Other Business. To transact such other or further business as may properly come before the Shareholders Meeting and any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on March 31, 2004, as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of such shareholders will be available for inspection by shareholders at the Annual Meeting.

      Detailed information relating to the above matters is set forth in the accompanying Proxy Statement dated April 8, 2004. Whether or not you expect to attend the Annual Meeting in person, please mark, sign, date and return the enclosed proxy card in the accompanying postage-prepaid envelope as promptly as possible. If you do attend the Annual Meeting in person, you may, of course, withdraw your proxy should you wish to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Secretary of Mountain National Bancshares, Inc. prior to or at the time of the Annual Meeting.

                                        By Order of the Board of Directors,


                                        DWIGHT B. GRIZZELL
                                        President and Chief Executive Officer
Sevierville, Tennessee
April 8, 2004

                       MOUNTAIN NATIONAL BANCSHARES, INC.
                               300 E. MAIN STREET
                          SEVIERVILLE, TENNESSEE 37862
                                 (865) 428-7990

                     --------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2004

                     --------------------------------------


                               GENERAL INFORMATION

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Mountain National Bancshares, Inc., a Tennessee corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at 5:00 p.m., local time, on Tuesday, May 11, 2004, at the Company's main office located at 300 E. Main Street, Sevierville, Tennessee 37862 and at any and all adjournments or postponements thereof.

      A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If the enclosed proxy is duly executed and returned prior to the Annual Meeting but no directions are specified, the shares will be voted "FOR" the election of the director nominees recommended by the Board of Directors, "FOR" ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as the Company's independent auditors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting. Any written notice revoking a proxy should be sent to: Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee, Attention: Bev Brosch, Corporate Secretary.

      The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company's Common Stock, $1.00 par value (the "Common Stock"), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

      This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about April 11, 2004. A copy of the Company's Annual Report on Form 10-KSB accompanies this Proxy Statement.

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

      The Company is authorized to issue up to 2,400,000 shares of Common Stock. At March 31, 2004, the Company had 1,260,702 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only shareholders of record at the close of business on March 31, 2004 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

      The following table sets forth certain information with respect to the beneficial ownership, as of the Record Date, of shares of Common Stock by (a) each of the Company's directors, (b) the Company's named executive officers and
(c) all directors and named executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. The Company is not aware of any person who beneficially owns more than five percent of the Company's outstanding common stock. Except as otherwise noted, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

                                           NUMBER OF
                                      BENEFICIALLY SHARES      PERCENT OF
NAME OF BENEFICIAL OWNER                  OWNED(1)(2)         COMMON STOCK
------------------------                  ----------          ------------
James E. Bookstaff.....................     49,473                3.92%
Dwight B. Grizzell
(CEO and Director).....................     46,551                3.60%
Gary A. Helton.........................     24,287                1.92%
Bruce M. Johnson.......................      8,536                0.68%
Charlie R. Johnson.....................     15,853                1.25%
Sam L. Large...........................     15,362                1.22%
Jeffrey J. Monson......................     25,686(3)             2.03%
Linda N. Ogle..........................     21,092                1.67%
Michael C. Ownby.......................      7,513(4)             0.59%
John M. Parker.........................     56,837                4.50%
Ruth Reams.............................     27,057                2.14%
Barbara S. Stevens.....................      4,861                0.38%
All Directors and named
executive officers
(12 persons)...........................    303,108               24.04%

(1) The information contained in this table with respect to Common Stock ownership reflects "beneficial ownership" as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) The aggregate number of shares includes shares of Common Stock that the individual has the right to acquire on or before May 30, 2004, (60 days from March 31, 2004), through the exercise of options or warrants. The number of shares underlying options or warrants that may be exercised as of May 30, 2004, is as follows: (i) Mr. Bookstaff - 2,956 shares; (ii) Mr. Grizzell - 31,518 shares; (iii) Mr. Helton - 2,956 shares; (iv) Mr. Bruce Johnson - 2,956 shares; (v) Mr. Charlie Johnson - 2,956 shares; (vi) Mr. Large - 2,956 shares; (vii) Mr. Monson - 2,956 shares; (viii) Ms. Ogle - 2,956 shares; (ix) Mr. Ownby - 2,956 shares; (x) Mr. Parker - 2,956 shares; (xi) Ms. Reams - 1,906 shares; (xii) Ms. Stevens - 2,956 shares;
      (xiii) all directors and named executive officers as a group (12 persons)
      - 64,034 shares.

(3) Includes 6,649 shares held by GCS Partnership, of which Mr. Monson holds a partnership interest.

(4) Includes 1,575 shares held by MSP Enterprises, LLC of which Mr. Ownby serves as Chief Manager.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. Based solely on its review of copies of such reports received by it and written representations that no other reports were required, the Company believes that all filing requirements were complied with except for James Bookstaff, who filed a late form 4 on August 1, 2003, for the purchase of 4,123 shares of the Company's common stock.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      Action will be taken at the Annual Meeting for the election of twelve directors, each of whom will serve for a one-year term and until their successors shall have been duly elected and qualified.

      The Company's bylaws provide that the Board shall consist of not less than five nor more than fifteen directors, with the exact number to be fixed by resolution of the Board of Directors or the shareholders from time to time. The Company's Board of Directors has fixed the number of directors at twelve, the same as in the prior year.

      If a proxy is executed in any manner unless it is marked to withhold authority to vote for the election of a particular director, the persons named in the enclosed proxy form will vote such proxy for the election of each of the nominees listed below, reserving, however, full discretion to cast votes for other persons if any nominee is unable or unwilling to serve. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve if elected.

NOMINEES FOR THE BOARD OF DIRECTORS

      The table and text below set forth certain information about the nominees, including such nominee's age, position with the Company, and principal employment for the past five years. Each of the twelve nominees have served as a director of the Company since its inception in 2002 and as a director of Mountain National Bank, the Company's banking subsidiary (the "Bank"), since 1998.

NAME                        AGE     POSITION WITH THE COMPANY
---------                  -----    -------------------------

James E. Bookstaff......... 61      Director

Dwight B. Grizzell......... 52      President, Chief Executive Officer, Director

Gary A. Helton............. 43      Director

Bruce M. Johnson........... 62      Director

Charlie R. Johnson......... 62      Chairman of the Board

Sam L. Large...............  51     Director

Jeffrey J. Monson.......... 49      Director

Linda N. Ogle.............. 58      Director

Mike Ownby................. 53      Director

John M. Parker............. 56      Director

Ruth Reams................. 63      Director

Barbara S. Stevens......... 67      Director

      JAMES BOOKSTAFF has been the President of Bookstaff LLC, a management and consulting firm with emphasis in the tourist industry, since 1999. He has been married to Suzann for 36 years and has two business entrepreneur children, Blake 35 and Jessica 25 living in Knoxville. He has resided in Sevier County since 1971. Some of his present and past business involvements are the River Edge Motor Lodge, Book's U-Store-it, Belle Meadows, Sunrise Meadows, Country Pines, and Dolly Parton Business Park. Jim presently serves on advisory boards for CBM Ministries and The Tennessee Center for Bioethics and Culture. He is a graduate of the Culinary Institute of America and Michigan State University. Jim is a past elder and deacon for Evergreen Church and presently attends the Fellowship at Country Pines.

      DWIGHT GRIZZELL is the President and CEO of the Bank. Mr. Grizzell has 32 years of banking experience. Before becoming the Bank's CEO he served as Regional President of BankFirst for Sevier County from 1997 to 1998. Prior to that he was the President /CEO and Director of First National Bank of Gatlinburg. Mr. Grizzell began his career with Third National Bank in Nashville in 1972. Mr. Grizzell has held numerous managerial and administrative positions with Third National Bank, First Security National Bank in Lexington, Kentucky and First National Bank of Gatlinburg. He has served in numerous civic and professional capacities and presently serves on the Tennessee Bankers Association Board of Directors; TBA Board Independent Bankers Division; the TBA Government Relations Committee; Board of Directors of the Dr. Robert F. Thomas Foundation; member of the Leadership Sevier Class of 1998; member of Area-wide Development Corporation Loan Review Committee; and member of Great Smoky Mountain Church of Christ.

      GARY A. HELTON has been the Owner and General Manager of Volunteer Chevrolet in Sevierville, TN since its opening in May 1994. At Volunteer Chevrolet he is involved with all aspects of its daily operation. He also coordinated construction and has been the Owner of the Comfort Inn East in Knoxville, TN since 1991. In addition to these Ownerships, he is also involved in many other real estate ventures, both commercial and residential. Mr. Helton is a member of First Baptist Church in Sevierville and a lifelong resident of Sevier County. He graduated with a B.S. Degree in Business Management from Carson-Newman College in Jefferson City, TN in 1982, where he also served as the 1982 class chair for the Alumni Fund Raising program during 1993 and 1994 and has recently been elected to the CNC Board of Trustees.

      BRUCE M. JOHNSON has been the Owner and President of Smoky Mountain Food Services, Inc. since 1990, which operates two restaurants in Sevier County, Tennessee. He has been the President and owner of the Alamo Steakhouse in Pigeon Forge, TN since 2000, as well as owner and chief manager of Alamo Steakhouse and Saloon in Gatlinburg, TN since 1999. Mr. Johnson has also been the Owner and President of Johnson Amusements, Inc. since 1991. He was formerly the General Manager of Hidden Mountain Resort, a large chalet and log cabin rental company. Mr. Johnson was a Partner in Mountain Properties, Inc., which was a developer of a townhouse project in Sevierville, Tennessee, and served as Vice President of Forte Properties, a developer and operator of 1300 rental apartments and 150,000 square feet of office space in Dade County, Florida. Prior to residing in Sevier County, Mr. Johnson worked for National Building Center, a large building materials company in Florida, for 11 years, where he served as Assistant General Manager and Director of purchasing. Mr. Johnson served as President of Smokey Mountain River Run from 1988-1998. Mr. Johnson works with the Pigeon Forge Lions Club and the Pigeon Forge Volunteer Fire Department on their fundraisers. He previously served as Co-Chairman of the Sevier County Council of the Restaurant Association and is a current member of the Tennessee Restaurant Association.

      CHARLIE R. JOHNSON has been a named partner of Johnson, Murrell & Associates, a law firm located in Sevierville, Tennessee, since 1976. His firm is involved primarily in business law, real estate and estate administration. Mr. Johnson is a former elected member of the Board of Mayor and Alderman for the City of Sevierville and previously served eight years as the Mayor of Sevierville and eight years as an alderman. Mr. Johnson formerly served four years as Chairman of the Board of Water Works and Sewage Commissioners for the City of Sevierville. Mr. Johnson serves as Vice President of Sevier Title, Inc. and President of Main Street Title, Inc., both title escrow and closing companies serving Sevier County, Tennessee. He is an Owner and Vice President of Oak Haven Resort Management, Inc., a log cabin rental and development company. Mr. Johnson is a member of the Walters State Community College Sevier County Campus Development Council and a member of Board of Trustees at Walters State. He is also a member of the Board of Advisors of the Department of Geography at the University of Tennessee. He is a Deacon at the First Baptist Church of Sevierville, Tennessee. He graduated from Tennessee Technological University with a Degree in Political Science and a Minor in Economics. He holds a Master's Degree in Public Administration and a Doctorate of Jurisprudence from the University of Tennessee at Knoxville.

      SAM L. LARGE has been a Promoter of the Gatlinburg Craftsmen's Fairs since 1988. Prior to that time, Mr. Large was Manager and Buyer for the Gatlinburg Craft Center and Manager of Brookside Village. Mr. Large is the Owner of S.L.L., Inc., a real estate and promotions firm, and Sam L. Large Construction. Mr. Large has an Associate Degree in Accounting and Computer Programming. He has served on the Board of Directors of the Gatlinburg Convention and Visitors Bureau and the Gatlinburg Chamber of Commerce from 1993 until 1996, and was President of both organizations in 1996.

      JEFFREY JAY MONSON has worked for TRW Fuji Valve for 24 years in various engineering and management positions in six plant locations. He was part of the start-up team for TRW's Station Plant in Greenville, North Carolina and more recently TRW's Fuji Valve Plant in Sevierville, Tennessee, which was established in 1989. He has served as Manufacturing Manager and Quality Manager at the TRW Fuji Plant. Monson is a graduate of Purdue University with a Bachelor's Degree in Mechanical Engineering and served as an Officer in Purdue's Mechanical Engineering Honorary Society. He also received a Master's Degree from Purdue's Krannert School of Business Management. Monson is a member of the First Methodist Church of Sevierville and served on the Staff Parish Committee. He served as member of the United Way of Sevier County Board of Directors from 1994-2000. Monson is a member of the Leadership Sevier Class of 2002, a member of the Boy's and Girl's Club of the Smoky Mountains Board of Directors and President of the Sevier County High School Soccer Support Group.

      LINDA N. OGLE has been the President of Riverside Motor Lodge, Inc. since 1995 and Riverside Towers, LLC since 1995. Ms. Ogle is involved in all aspects of the daily operations of her businesses and has served in numerous civic and professional capacities. She currently serves on Leadership Tomorrow Board. She is a member of the Personnel Board of the Pigeon Forge United Methodist Church, a member of the Sevierville Noon Day Rotary Club, a member of the Board of Directors for the Boys & Girls Club of the Smoky Mountains, Campaign Chairperson for the new Woman's Health Center at the Fort Sanders Sevier Hospital, a member of the Leadership Sevier Class of 1998, a member of the Republican Women's Club, Secretary of Pigeon Forge Library Board, Advisory Board member of the Smoky Mountain Home for Children, Board of Directors for Leadership Sevier, Board of Directors for the Dr. Robert F. Thomas Foundation, Advisory Board for Walters State Community College and Covenant Health Philanthropic Board Member.

      MICHAEL C. OWNBY has been President of Ownby Insurance Services, Inc., an insurance agency in Sevierville, Tennessee, since 1973. He is also Chief Manager of MSP Enterprises LLC, which invests in various real estate ventures and stock investments. Mr. Ownby is also involved in various real estate ventures in developing subdivisions and buying and selling of commercial development properties with other partners in and around Sevier County, Tennessee. He is a 1973 graduate of the University of Tennessee with a B.S. in Business Administration. Mr. Ownby is a member of First Baptist Church in Sevierville, Tennessee where he has served as Sunday School Director, taught Sunday School and has served on various committees at the church. He is currently a member of the Sevierville Rotary Club. Mr. Ownby was previously a Director of the Sevierville Chamber of Commerce; Director of the Dr. Robert F. Thomas Foundation; Member of the Sevierville Kiwannis club; Member of the Sevier County Jaycees; on the Board of Directors of the Insurors of Tennessee; and on the Board of the Sevier County Chapter of the Salvation Army. He previously was the President of Rest Inn, Inc., which operated a franchised Hampton Inn Motel, which has since been sold. He was also President of Sevier Lodging, Inc., which had a franchised Hampton Inn Motel, which has since been sold.

      JOHN M. PARKER, SR. is a native of East Tennessee and has resided in Sevier County, Tennessee for over 30 years. He has participated in several business ventures, which have contributed to the growth in Sevier County. He was one of the Founding Partners and past President of Smoky Mountain Knife Works. Over the years, he has been very active in developing many residential subdivisions and commercial business properties in Sevier and surrounding counties. He is currently owner of Riverside Antique and Collectors Mall located on Hwy. 66 in Sevierville, Tennessee and is also the owner of several other commercial business properties in the county. Parker is married and the father of five children. He and his wife Lisa live in the Kodak, Tennessee area.

      RUTH A. REAMS has recently retired from Reams Drug Store where she assisted her husband in the operation of the family business for many years. She currently is serving as a Board Member on the Dr. Robert F. Thomas Foundation Board, a volunteer for "Relay For Life", and a recent graduate of "Leadership Sevier".

      BARBARA S. STEVENS retired in 1999 as a Real Estate Broker, Partner and Owner of Barbara's Real Estate, L.P. in Gatlinburg, Tennessee. She was in the real estate profession as a Broker and Developer for 26 years in Gatlinburg, and her company was the oldest, continuously owned real estate company in Gatlinburg. She is the former President of the Gatlinburg Chamber of Commerce and the Great Smoky Mountains Board of Realtors. She has received numerous awards including "Realtor of the Year" and the "Maude Gregory" awards. Stevens and her husband Bill were instrumental in the early development of Chalet Village, a prestigious vacation home resort destination in Gatlinburg, Tennessee. She has lived in Gatlinburg, Tennessee since 1940. She has seven children, twelve grandchildren, and two great grandchildren.

         The Board of Directors recommends a vote FOR the twelve nominees described above as Directors of the Company.

ADDITIONAL EXECUTIVE OFFICERS

      Michael L. Brown, age 45, serves as Executive Vice President - Operations of the Company and the Bank. Mr. Brown has been with the Company since its inception in 2002 and with the Bank since 1998.

      Grace D. McKinzie, age 51, serves as Executive Vice President - Lending of the Company and the Bank. Ms. McKinzie has been with the Company since its inception in 2002 and with the Bank since 1998.

      There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

CODE OF ETHICS

      The Bank adopted a code of ethics applicable to its officers and employees in 1998. Although the code does not satisfy all of the criteria set forth in
Item 406(b) of the Securities and Exchange Commission Regulation 5-B, the Board of Directors believes that it is reasonably designed to promote ethical conduct and prevent conflicts of interest. Because the existing code accomplishes these objectives, the Board of Directors did not believe that it was necessary to adopt an additional code of ethics that complies with the SEC definition at this time, although we may do so in the future.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

      The Company's Board of Directors held nine independent meetings during 2003. The Board of Directors of the Bank (which consists of the same individuals) held twelve meetings during the year. All directors attended at least 75% of the total number of meetings held by the Board of Directors and the committees on which such directors served during that period.

      The Company's Board of Directors does not have any standing committees. The Bank's Board of Directors has three standing committees: the Executive/Loan Committee; the Investment Committee; and the Audit Committee. Neither the Company nor the Bank has a standing nominating committee. Given its relatively small size, the Board of Directors believes that it can function as a nominating committee.

      The Executive/Loan Committee consists of Dwight Grizzell, Charlie Johnson, James E. Bookstaff, Gary R. Helton, and John Parker. The Committee functions primarily to examine and approve loans in compliance with the Bank's lending and credit policy and serves as the Bank's management group when the full Board is not in session in accordance with the limitations set forth in the Bank's By-laws. The Bank's Executive/Loan Committee met weekly during the 2003 fiscal year.

      The Investment Committee consists of Dwight Grizzell, Bruce Johnson, Linda Ogle, and Barbara Stevens. The Committee functions to ensure adherence to the Bank's investment policy and has the authority to approve investments by the Bank in accordance with applicable law when the full Board is not in session.

      The Audit Committee consists of Jeffrey J. Monson (Chairman), Michael C. Ownby, Gary A. Helton, and Ruth A. Reams. The Audit Committee oversees and reviews the internal and independent audit function of the Bank and the Company and reports the Committee's findings and recommendations to the Board. The Composition of the Bank's Audit Committee complies with the NASD rule for audit committees for small business issuers because the Committee has four members, all of which are independent directors under the applicable NASD rule. The Board of Directors has determined that none of the members of the Audit Committee satisfy all five criteria that are necessary for such individual to qualify as an audit committee financial expert under SEC rules. However, the Board of Directors believes that each member of the Audit Committee is financially literate and, through their various business experiences, is well qualified to perform the functions that are required as a member of the Audit Committee. Therefore, the Board of Directors did not feel that it was necessary to seek a new member who would qualify as an audit committee financial expert. The Audit Committee met five times in 2003.

Audit Committee Report

      The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

      The Bank's Audit Committee also functions as the audit committee for the Company. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2003, with the Bank's and the Company's management. The committee has also discussed with Hazlett, Lewis & Bieter, PLLC, their independent auditors, the matters required to be discussed by Statement on Accounting Standards Number 61.

      The Audit Committee has received the written disclosures and the letter from Hazlett, Lewis & Bieter, PLLC required by Independence Standards board Standard No. 1 and has discussed with Hazlett, Lewis & Bieter its independence.

      Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending December 31, 2003.

                                                 The Audit Committee

                                                 Jeffrey J. Monson, Chairman
                                                 Michael C. Ownby
                                                 Gary A. Helton
                                                 Ruth A. Reams

CONSIDERATION OF DIRECTOR CANDIDATES

      In evaluating potential nominees, the Board of Directors believes that, at a minimum, a director candidate must possess personal and professional integrity, sound judgment and forthrightness. A director candidate must also have sufficient time and energy to devote to the Company's affairs and be free of conflicts of interest. The Board of Directors will also consider the extent of the candidate's business acumen and experience and such other factors as it deems appropriate in any given circumstance. Other than these general guidelines and adherence to the Company's bylaws, the Board of Directors does not have any formal procedures that it follows in connection with the nominations process. The Board of Directors believes that its existing practice gives it the flexibility that it needs to best serve the interests of the Company's shareholders.

      The Board of Directors will consider nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders nor has it established any formal procedures for this purpose other than as set forth in the Company's bylaws. Any such recommendations should be sent to the attention of the Company's Secretary at the Company's mail address.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Certain of the directors and executive officers of the Bank, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with the Bank, in the ordinary course of business during fiscal year 2003, and such transactions are expected to continue in the future. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2003. Total loans outstanding to all directors and executive officers of the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $5,693,000 at December 31, 2003.

      The Bank has retained the law firm Johnson, Murrell & Associates as its local counsel. Charlie R. Johnson, Chairman of the Company's Board of Directors, is a named partner of the firm.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

      The following table sets forth information with respect to all compensation paid or accrued for each of the last three fiscal years for Dwight
B. Grizzell, the Company's President and Chief Executive Officer. No other executive officer of the Company or the Bank was paid $100,000 or more in salary, bonus and directors' fees during the year ended December 31, 2003.


                                                 SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------
                                                      Annual Compensation                   Long-Term Compensation
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Awards                Payouts
-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Securities
                                                                        Other                  Under-
                                                                       Annual     Restricted   lying               All Other
Name &                                                                 Compen-      Stock     Options/     LTIP     Compen-
Principal Position                     Year     Salary      Bonus      sation     Award(s)      SARs     Payouts    sation
                                                  ($)        ($)         ($)         ($)        (#)        ($)        ($)
-----------------------------------------------------------------------------------------------------------------------------
Dwight B. Grizzell,                   2003      $156,230  $4,363     $5,400(1)      None       None        None      None
-----------------------------------------------------------------------------------------------------------------------------
President                             2002      $135,000  $1,099     $5,400(1)      None       None        None      None
-----------------------------------------------------------------------------------------------------------------------------
                                      2001      $105,190  $0         $4,200(1)      None       None        None      None
-----------------------------------------------------------------------------------------------------------------------------


(1)   Represents directors' fees.

STOCK OPTION GRANTS AND RELATED INFORMATION

      There were no stock option grants to Mr. Grizzell during the fiscal year ended December 31, 2003. The following table sets forth information with respect to Mr. Grizzell concerning unexercised options held as of the end of the fiscal year. No options were exercised by Mr. Grizzell in 2003.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                            NUMBER OF SECURITIES              VALUE OF
                           UNDERLYING UNEXERCISED        UNEXERCISED IN-THE-
                                 OPTIONS AT               MONEY OPTIONS AT
                           FISCAL YEAR-END (#)(1)        FISCAL YEAR-END (2)
                        ---------------------------   --------------------------
NAME                    EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----                    -----------   -------------   -----------  -------------

Dwight B. Grizzell.....   31,518         31,517        $157,590      $157,585

(1) Mr. Grizzell's stock option agreement grants him the right to purchase 5% of the Company's outstanding shares. The figure shown is based on the current number of outstanding shares and is subject to adjustment. The options vest and become exercisable in six annual installments beginning upon the Company's achievement of certain financial goals. The Company achieved these financial goals during 2002. The Board of Directors amended the stock option agreement to provide that the initial vesting period ended December 31, 2001.

(2) The options have an exercise price of $9.52 per share and the fair market value of the Common Stock at the close of business on December 31, 2003, was $15.00 per share based on the price of the last trade of which management is aware as of such date.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

      On December 28, 2001, the Bank entered into an employment agreement with Dwight B. Grizzell. Under the terms of the agreement, Mr. Grizzell will serve as the Bank's President and Chief Executive Officer, for an initial annual base salary of $135,000. The Bank will review the base amount annually. Mr. Grizzell is entitled to participate in any employee benefit plan of the bank made available to the Bank's senior executives and its employees generally. Upon involuntary termination of the agreement (other than by death, disability, retirement, termination for cause, a change of control, or voluntary termination by Mr. Grizzell or upon an unconsented material change in duties, liquidation or dissolution of the Bank, or breach of the agreement by the Bank), Mr. Grizzell will be entitled to receive a lump sum payment equal to twelve months base salary. Upon a change in control of the Bank, Mr. Grizzell will be entitled to receive an amount equal to his annualized compensation. Additionally, he would be entitled to the continuation of some employee benefits. The agreement with Mr. Grizzell further provides that in the event of termination he will be prohibited from competing with the Bank for a period of 12 months in any city, town or county in which the Bank has a branch office.

      Pursuant to the terms of the Company's Stock Option Plan, unless otherwise provided, all outstanding options will become fully vested and exercisable in the event of a change in control or certain other corporate transactions. A "Change in control" is defined in the Plan to include, among other things, the acquisition by another person of more than twenty-five percent of the total combined voting power of the Company's outstanding Common Stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; and certain other transactions.

DIRECTOR COMPENSATION

      The Company pays each of its directors fees equal to $450 per monthly meeting, $175 for Executive Loan Committee, and $125 per other committee meeting. The Chairman receives a monthly fee equal to $1,000. There are no other arrangements pursuant to which any of the directors were compensated during 2003 for any service provided as a director.

                                 PROPOSAL NO. 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      Hazlett, Lewis & Bieter, PLLC served as the Bank's independent public accountants for the fiscal year ended December 31, 2003, and has been reappointed by the Board of Directors to serve in that capacity for the 2004 fiscal year. The Company has been advised that no member of Hazlett, Lewis & Bieter, PLLC or any of its associates have any financial interest in the Bank. A representative of Hazlett, Lewis & Bieter, PLLC will be available at the Annual Meeting to respond to questions or make a statement on behalf of the independent public accountants.

      Although not formally required, the appointment of the independent auditors of the Bank has been directed by the Board of Directors to be submitted to the shareholders for ratification as a matter of sound corporate practice. If the shareholders do not ratify the appointment of Hazlett, Lewis & Bieter, PLLC, the appointment of the independent auditors will be reconsidered by the Board of Directors. Even if the shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 2004 fiscal year if the Board of Directors believes that such a change would be in the best interests of the Company.

      The following captions set forth the amounts billed by Hazlett, Lewis & Bieter, PLLC for auditing services and all other services. The Company's Board of Directors has considered whether the provision of non-audit services is compatible with maintaining auditor independence.

      Audit Fees. Hazlett, Lewis & Bieter, PLLC billed the Company $48,284 for 2003 and $41,420 for 2002 for professional services rendered in connection with the audit of the Company's financial statements and review of financial statements included in the Company's Form 10-QSBs or services that are normally provided in connection with statutory and regulatory filings or engagements for these years.

      Audit-Related Fees. Hazlett, Lewis & Bieter, PLLC billed the Company $8,500 for 2003 and $4,661 for 2002 for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements but are not reported under "Audit Fees" above.

      Tax Fees. Hazlett, Lewis & Bieter, PLLC billed the Company $7,985 for 2003 and $6,000 for 2002 for professional services rendered for tax compliance, tax advice, and tax planning.

      All Other Fees. Hazlett, Lewis & Bieter, PLLC billed the Company $8,608 for 2003 and $6,038 for 2002 for products and services other than those described above which were as follows: training relating to Sarbanes-Oxley act, FHLB audit of loans, maintaining depreciation software, and review of a report filed with the Federal Reserve Bank of Atlanta.

The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as the Bank's independent public accountants.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

                               VOTING REQUIREMENTS

      Under law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

      With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by a plurality of votes cast by the shares voting at the meeting. Abstentions and broker non-votes (which occur if a broker or nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) will be treated as not having been voted and will have no effect on the outcome of the election of directors. The number of votes you may cast will be determined by multiplying the number of shares you hold by twelve, which is the number of directors to be elected. Those votes may be cumulated and cast for a single candidate or may be distributed among two or more candidates in the manner you select.

      With regard to Proposal No. 2, the ratification of independent public accountants, votes may be cast for or against the matter, or shareholders may abstain from voting on the matter. Approval of such matter requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of votes against the approval of such matter.

      If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the election of the director nominees recommended by the Board of Directors, FOR the ratification of the appointment of Hazlett, Lewis & Beiter, PLLC as the Company's independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal intended to be presented at the 2005 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Bank no later than January 1, 2005. Any such proposal must comply in all respects with the rules and regulations of the SEC.

      For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the Company's 2005 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on February 15, 2005, and advises shareholders in the 2005 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on February 15, 2005. Notices of intention to present proposals at the 2005 Annual Meeting should be addressed to Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee 37862, Attention: Bev Brosch, Corporate Secretary.

                          ANNUAL REPORT ON FORM 10-KSB

      A copy of the Company's Annual Report to Shareholders accompanies this Proxy Statement. The Annual Report includes a copy of its annual report on Form 10-KSB, including financial statements and any financial statement schedules, as filed with the SEC. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennesesee 37862, Attention: Bev Brosch, Corporate Secretary. If the person requesting the Form 10-KSB was not a shareholder of record on March 31, 2004, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

                              AVAILABLE INFORMATION

      The company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Shareholders may inspect and copy such reports, proxy statements and other information at the Company's main office located at 300 E. Main Street, Sevierville, Tennessee 37862.

                                    By Order of the Board of Directors
                                    Dwight B. Grizzell
                                    President and Chief Executive Officer

Sevierville, Tennessee
April 8, 2004

                       MOUNTAIN NATIONAL BANCSHARES, INC.
                               300 E. MAIN STREET
                          SEVIERVILLE, TENNESSEE 37862

                               COMMON STOCK PROXY

                FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 11, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

      WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH BELOW.

      The Board of Directors recommends a vote "FOR" the listed proposals that are more fully described in the proxy statement dated April 11, 2004, which was sent to shareholders in connection with the listed proposals (the "Proxy Statement").

      The undersigned shareholder of Mountain National Bancshares, Inc., a Tennessee corporation (the "Company"), hereby appoints Dwight B. Grizzell or Charlie R. Johnson, or any of them, as Proxy, with full power of substitution, to act for and in the name of the undersigned to vote, as designated below, the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 11, 2004, and at any adjournment or postponement thereof:

      1. PROPOSAL TO APPROVE the election of all nominees as directors of the Company.

                                             FOR                  ABSTAIN
                                             votes                votes
                                             -----                -------

                  James E. Bookstaff        _______               _______
                  Dwight B. Grizzell        _______               _______
                  Gary A. Helton            _______               _______
                  Bruce M. Johnson          _______               _______
                  Charlie R. Johnson        _______               _______
                  Sam L. Large              _______               _______
                  Jeffrey J. Monson         _______               _______
                  Linda N. Ogle             _______               _______
                  Michael C. Ownby          _______               _______
                  John M. Parker            _______               _______
                  Ruth Reams                _______               _______
                  Barbara S. Stevens        _______               _______

Note: The number of votes you may cast is determined by multiplying the number of shares you own times twelve. These votes may be ---- cumulated and cast for a single candidate or may be distributed among two or more candidates.

         2. PROPOSAL TO RATIFY the appointment of Hazlett, Lewis & Bieter as the Bank's Independent Auditors for the fiscal year ending December 31, 2004.

     [ ]  FOR                   [ ]  AGAINST                   [ ]  ABSTAIN


      IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any other matters which may properly come before the meeting or any adjournment thereof.

PLEASE MARK, DATE AND SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:  __________________, 2004


                              PLEASE SIGN NAME EXACTLY AS
                              LISTED ON THE MAILING LABEL.

                              -------------------------------------------------
                                                Signature

                              -------------------------------------------------
                              Print Name as listed on the mailing label

                              -------------------------------------------------
                                       Signature (if held jointly)


NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.